UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 27, 2003

J.P. MORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-5805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 270-6000

Item 7.	Financial Statements and Exhibits

(c) Exhibits

     The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-107207) of J.P. Morgan Chase & Co. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

1.1	Form of the Master Agency Agreement between the Registrant and the Agents listed on Exhibit A thereto, relating to the Registrant’s JPMorgan Chase Notes.

4.1	Form of the Medium-Term Note – Master Note representing up to $5,000,000,000 aggregate principal amount of the JPMorgan Chase Senior Notes, Series D of the Registrant.

4.2	Form of the Medium-Term Note – Master Note representing up to $5,000,000,000 aggregate principal amount of the JPMorgan Chase Subordinated Notes, Series B of the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase & Co.

By: /s/ William H. McDavid
William H. McDavid
General Counsel
Date: October 27, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Form of the Master Agency Agreement between the Registrant and the Agents listed on Exhibit A thereto, relating to the JPMorgan Chase Notes.

4.1	Form of the Medium-Term Note – Master Note representing up to $5,000,000,000 aggregate principal amount of the JPMorgan Chase Senior Notes, Series D of the Registrant.

4.2	Form of the Medium-Term Note – Master Note representing up to $5,000,000,000 aggregate principal amount of the JPMorgan Chase Subordinated Notes, Series B of the Registrant.